                                               EXHIBIT (4)(b)






                    THE NARRAGANSETT ELECTRIC
                             COMPANY
                                TO
                   RHODE ISLAND HOSPITAL TRUST
                          NATIONAL BANK,
                             TRUSTEE
        (SUCCESSOR TO RHODE ISLAND HOSPITAL TRUST COMPANY)





                          TWENTY-SECOND
                      SUPPLEMENTAL INDENTURE

                     DATED AS OF JUNE 1, 1995

                         SUPPLEMENTAL TO

                     FIRST MORTGAGE INDENTURE

                               AND

                          DEED OF TRUST

                  DATED AS OF SEPTEMBER 1, 1944
   AS AMENDED AND SUPPLEMENTED BY PRIOR SUPPLEMENTAL INDENTURES




                  TO SECURE FIRST MORTGAGE BONDS



                  TWENTY-THIRD ISSUE (SERIES W)

                THE NARRAGANSETT ELECTRIC COMPANY

               TWENTY-SECOND SUPPLEMENTAL INDENTURE

                     DATED AS OF JUNE 1, 1995



                        TABLE OF CONTENTS
                   (NOT PART OF THE INDENTURE)

                                                            PAGE
                                                            ----


PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
RECITALS
 Preamble. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
 Form of Series W Bonds [Face] . . . . . . . . . . . . . . . . . . . .3
 Form of Trustee's Certificate . . . . . . . . . . . . . . . . . . . .5
 Form of Series W Bonds [Reverse]. . . . . . . . . . . . . . . . . . .6
 Recital of Validity . . . . . . . . . . . . . . . . . . . . . . . . .9

GRANTING CLAUSES
 Recital of Consideration. . . . . . . . . . . . . . . . . . . . . . .9
 Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
 Description of Mortgaged Property . . . . . . . . . . . . . . . . . 10
 Reservations and Exceptions . . . . . . . . . . . . . . . . . . . . 12
 Habendum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 Declaration of Trust. . . . . . . . . . . . . . . . . . . . . . . . 13

                            ARTICLE I.

          PARTICULAR COVENANTS OF THE COMPANY REGARDING
                      THE MORTGAGED PROPERTY

Section 1. Covenant against Encumbrances . . . . . . . . . . . . . . 14
Section 2. Covenant of Seizin. . . . . . . . . . . . . . . . . . . . 14

                           ARTICLE II.

                     COVENANTS OF THE COMPANY

Section 1. Warranty as to Default. . . . . . . . . . . . . . . . . . 14
Section 2. Existence and Authority . . . . . . . . . . . . . . . . . 15

                           ARTICLE III.

                  CONCERNING THE SERIES W BONDS

Section 1. Form, etc.. . . . . . . . . . . . . . . . . . . . . . . . 15
Section 2. Limitations on Amount . . . . . . . . . . . . . . . . . . 17
Section 3. Execution . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 4. Transferability, Exchangeability, etc.. . . . . . . . . . 18
Section 5. Redemption. . . . . . . . . . . . . . . . . . . . . . . . 18

                           ARTICLE IV.

Amendment to the Indenture . . . . . . . . . . . . . . . . . . . . . 19

                                                                   PAGE
                                                                   ----

                            ARTICLE V

                      CONCERNING THE TRUSTEE

Acceptance of Trusts and Conditions Thereof. . . . . . . . . . . . . 21
   (a) Identity of Trustee . . . . . . . . . . . . . . . . . . . . . 21
   (b) Recitals by Company, not Trustee. . . . . . . . . . . . . . . 21
   (c) Limit of Responsibility . . . . . . . . . . . . . . . . . . . 21

                           ARTICLE VI.


Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

                           ARTICLE VII.

                          MISCELLANEOUS

Section 1. Supplemental to Original Indenture. . . . . . . . . . . . 22
Section 2. For Benefit of Parties and Bondholders Only . . . . . . . 22
Section 3. Date of Supplemental Indenture. . . . . . . . . . . . . . 22
Section 4. Original Counterparts . . . . . . . . . . . . . . . . . . 22
Section 5. Cover, Headings, etc. . . . . . . . . . . . . . . . . . . 22

TESTIMONIUM CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . 23

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

SCHEDULE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 34

RECORDING NOTE . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

     THIS TWENTY-SECOND SUPPLEMENTAL INDENTURE, dated as of the 1st day of June, in the year one thousand nine hundred and ninety-five, between THE NARRAGANSETT ELECTRIC COMPANY (hereinafter generally called the Company), a corporation duly organized and existing under the laws of the State of Rhode Island and having its principal place of business in Providence, Rhode Island, and a mailing address of 280 Melrose Street, Providence, Rhode Island 02907, and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK (successor by merger to Rhode Island Hospital Trust Company), as Trustee under the Indenture hereinafter referred to (said Rhode Island Hospital Trust National Bank or, as applied to actions antedating the effective date of said merger, said Rhode Island Hospital Trust Company, being hereinafter generally called the Trustee), a national banking association duly incorporated and existing under the laws of the United States of America, having its principal place of business and address at One Hospital Trust Plaza, Providence, Rhode Island 02903, and duly authorized to execute the trusts hereof.

     WITNESSETH THAT:

     WHEREAS, the Company heretofore executed and delivered to the Trustee a First Mortgage Indenture and Deed of Trust (hereinafter singly generally called the Original Indenture, and with this and all other indentures supplemental thereto collectively called the Indenture), dated as of September 1, 1944, and recorded among other places in the records of land-evidence of the City of Providence, R.I., Book 781, Page 1, to which this instrument is supplemental pursuant to the terms thereof, whereby the Company has mortgaged, conveyed, pledged, assigned and transferred to the Trustee all and singular the property therein specified, whether owned at the time of the execution or thereafter acquired by the Company, to secure its First Mortgage Bonds (hereinafter generally called the Bonds) of an unlimited (except as therein provided) permitted aggregate principal amount, to be issued in one or more series as provided in the Original Indenture; and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee Twenty-one Supplemental Indentures, viz.:

    Supplemental Indenture                       Dated As Of

    First Supplemental Indenture                 May 1, 1948
    Second Supplemental Indenture                March 1, 1952
    Third Supplemental Indenture                 March 1, 1953
    Fourth Supplemental Indenture                March 1, 1956
    Fifth Supplemental Indenture                 January 1, 1964
    Sixth Supplemental Indenture                 February 1, 1968
    Seventh Supplemental Indenture                    April 1, 1970
    Eighth Supplemental Indenture                March 1, 1972
    Ninth Supplemental Indenture                 March 1, 1974
    Tenth Supplemental Indenture                 August 1, 1974
    Eleventh Supplemental Indenture                   March 1, 1975
    Twelfth Supplemental Indenture                    August 1, 1980
    Thirteenth Supplemental Indenture                 February 1, 1982
    Fourteenth Supplemental Indenture                 January 1, 1984
    Fifteenth Supplemental Indenture                  January 1, 1986
    Sixteenth Supplemental Indenture                  June 1, 1986
    Seventeenth Supplemental Indenture                November 1, 1987
    Eighteenth Supplemental Indenture                 May 1, 1991
    Nineteenth Supplemental Indenture                 August 1, 1991
    Twentieth Supplemental Indenture                  May 1, 1992
    Twenty-First Supplemental Indenture               October 1, 1993

(hereinafter referred to as the Prior Supplemental Indentures) each of which is supplemental to the Original Indenture, whereby the Company has mortgaged, conveyed, pledged, assigned and transferred to the Trustee all and singular the property therein specified, whether owned at the time of the execution of each of said Supplemental Indentures or thereafter acquired by the Company, to secure its Bonds issued or to be issued in one or more series as provided in the Original Indenture; and

    WHEREAS, the Company under the Indenture has heretofore issued and has outstanding as of the date hereof the following aggregate principal amounts of its First Mortgage Bonds:

         SERIES      PERCENT      DUE             AMOUNT
         ------      -------      ---             ------

          S          9 1/8%       2021         $ 22,200,000
          T          8 7/8%       2021         $ 40,000,000
          U          Various      Various      $100,000,000
          V          Various      Various      $ 43,000,000


(hereinafter referred to as the Outstanding Bonds); and

     WHEREAS, Sections 4.07 and 4.17 of the Original Indenture and Articles
I, Sections 2 of the Prior Supplemental Indentures provide that the Company will from time to time give further assurances to the Trustee, and will from time to time subject to the lien of the Indenture all after-acquired property included in the granting clauses of the Indenture, and Section 12.01 of the Original Indenture provides, among other things, that the Company and the Trustee from time to time may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of conveying, mortgaging, pledging, assigning or transferring to the Trustee any other property or properties to be held subject to the lien of the Indenture with the same force and effect as if included in the granting clauses thereof; of adding to the covenants and agreements of the Company such further covenants and agreements as the Board of Directors of the Company shall consider to be for the protection of the holders of the Bonds outstanding under the Indenture and for the protection of the trust estate; and of providing for the issue of Bonds of any series other than Series A and the forms and provisions of such other series pursuant to the provisions in Section 2.02 of the Original Indenture and not inconsistent with the provisions of the Indenture; and of making such provisions, for the purpose of curing any ambiguity or in regard to matters or questions arising under the Indenture, as may be necessary or desirable and not inconsistent with the security and protection intended to be conferred upon the Trustee and the Bondholders; and

     WHEREAS, Section 3.04 of the Original Indenture makes provision for the application by the Company, upon compliance with the applicable provisions of the Indenture, for the certification and delivery of additional Bonds against the retirement of Bonds bearing a higher interest rate, which have not been bona fide sold, pledged or otherwise negotiated by the Company, and whereas the parties hereto desire to amend the Indenture in order to add provisions, not inconsistent with the security and protection intended for the protection of the Bondholders, to clarify such provisions and to better provide for the certification and delivery of additional Bonds based upon the retirement of Unissued Bonds; and

     WHEREAS, the Company desires pursuant to said provisions and as hereinafter provided to convey, mortgage, pledge, assign and transfer to the Trustee certain other properties hereinafter specified, to be held subject to the lien of the Indenture; to add certain covenants and agreements; to make such provision in regard to the Indenture as may be necessary or desirable and not inconsistent with the security and protection intended to be conferred upon the Trustee and the Bondholders; and to provide for the issue of an additional series of Bonds under the Indenture and the forms and provisions thereof; and

     WHEREAS, the Company desires to create and to issue from time to time under and to secure by the Indenture a new series of its First Mortgage Bonds (First Mortgage Bonds - Series W) (hereinafter generally called Series W Bonds or Bonds of Series W) of unlimited (except as herein and in the Original Indenture provided) permitted aggregate principal amount, the issue of $50,000,000 of which and the execution and delivery of this Twenty-second Supplemental Indenture having been duly approved, to the extent required by law, by the Division of Public Utilities and Carriers of the State of Rhode Island and by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, and all things necessary to make such issue of Series W Bonds, when executed by the Company and certified by the Trustee and delivered as herein and in the Original Indenture provided, the legal, valid, and binding obligations of the Company according to their tenor, and to make this Supplemental Indenture a legal, valid, and binding instrument supplemental to the Original Indenture, have in all respects been duly authorized; and

     WHEREAS, the Series W Bonds and the Trustee's certificate and the form of endorsement thereon are to be substantially in the following form:

                     [Form of Series W Bonds]


                              [Face]

     [IF APPLICABLE, INSERT - Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


REGISTERED                                             REGISTERED
NUMBER                                                 $
                                                       CUSIP

                THE NARRAGANSETT ELECTRIC COMPANY
                  A CORPORATION OF THE STATE OF
                           RHODE ISLAND

                  First Mortgage Bond - Series W
                      _____%, Due __________
                  Original Issue Date:__________

     For value received, THE NARRAGANSETT ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of Rhode Island (hereinafter, with its successors and assigns as defined in the Indenture mentioned below, generally called the Company), hereby promises to pay to ___________________ or registered assigns, on __________, __________ (or earlier as hereinafter referred to) the sum of ____________ DOLLARS
($         ) in lawful money of the United States of America, at the principal office in Providence, Rhode Island, of Rhode Island Hospital Trust National Bank (hereinafter, with its successors as defined in said Indenture, generally called the Trustee), or at the principal office of its successor in the trusts created by said Indenture, and in such other places, if any, as may be authorized for the purpose, and to pay interest thereon from the original issue date specified above, if the date hereof is prior to ________, ________, or, if thereafter, from the first day of June or December, as the case may be, next preceding the date hereof to which interest has been paid or duly provided for (or from the date hereof if such date be either of said days and interest has been paid or duly provided for to such date), at the rate per annum specified in the title of this Bond, at said office of the Trustee, semiannually, on the first days of June and December of each year until payment of the principal hereof. Interest so payable, and punctually paid or duly provided for, on the first day of June or December will be paid to the person in whose name this Bond (or one or more Predecessor Bonds, as defined in said Indenture) is registered at the close of business on the May 15 or November 15 (whether or not a business day) next preceding such first day of June or December. However, any such interest installment that is not punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such May 15 or November 15, as the case may be, and may be paid to the person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than fifteen days prior to such special record date, or may be paid, at any time and without prior notice to Bondholders, to the person in whose name this Bond is registered at the close of business on the day next preceding the date of such payment, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the First Mortgage Bonds - Series W may at the time be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable at maturity [IF APPLICABLE, INSERT - or upon earlier redemption] will be payable to the person to whom the principal will be payable. At the option of the Company, interest may be paid by check payable to the order of and mailed to the address of the person entitled thereto as the name and address of such person shall appear on registration books maintained pursuant to said Indenture.

     Interest (including payments for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Interest will not accrue on the 31st day of any month.

     The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Bond shall not be valid or become obligatory for any purpose, or be entitled to any security or benefit under the Indenture, until the certificate hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, The Narragansett Electric Company has caused this Bond to be executed, either manually or by facsimile, and its corporate seal to be hereunto affixed, by its officers thereunto duly authorized, all as of
                  ,          .

                THE NARRAGANSETT ELECTRIC COMPANY

                                By
                         (Vice) President

                              And by
                      (Assistant) Treasurer

                      TRUSTEE'S CERTIFICATE

     This is one of the Bonds of Series W referred to in the within mentioned Indenture.

            RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                            As Trustee

                                By
                                        Authorized Officer


                     [Form of Series W Bond]

                            [Reverse]

                THE NARRAGANSETT ELECTRIC COMPANY

                  First Mortgage Bond, Series W
                        ____%, Due ______
                  Original Issue Date:__________

     This Bond is one of a duly authorized issue of First Mortgage Bonds of the Company, issued or to be issued in one or more series, the twenty-third series of which this Bond is one being designated First Mortgage Bonds, Series W unlimited (except as provided in said Indenture) in permitted aggregate principal amount and all of said Bonds of all series and forms being issued or to be issued under and secured by a First Mortgage Indenture and Deed of Trust (herein, with all indentures stated to be supplemental thereto to which the Trustee shall be a party, generally called the Indenture), dated as of September 1, 1944, whereby the Company has mortgaged, conveyed, pledged, assigned and transferred certain real estate and other property to the Trustee, to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged, conveyed, pledged, assigned and transferred to the Trustee, and for a statement of the nature and extent of the security, the terms and conditions upon which said Bonds are or are to be issued and secured, the rights and remedies under the Indenture of the holders of all of said Bonds, and the rights and obligations under the Indenture of the Company and of the Trustee; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay, at the stated or accelerated maturities herein provided, the principal of and premium, if any, and interest on this Bond as herein provided.

     On the conditions, in the manner, to the extent and with the effect provided in the Indenture, with the written consent, filed with the Trustee, of the Company and of holders of the percent provided in the Indenture in principal amount of the Bonds at the time outstanding, certain modifications or alterations of the Indenture may be made (provided, however, that no such modification or alteration shall, among other things, as provided in the Indenture, affect or impair the absolute and unconditional obligation of the Company in respect of the principal of and premium (if any) and interest on this Bond), and, without the consent of Bondholders, instruments supplemental to the Indenture may be made for certain purposes as provided in the Indenture.

     In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may be declared and/or may become due and payable before the stated maturity hereof, together with the interest accrued hereon. Interest on overdue installments of interest shall be paid to the extent legally collectable at the rate of 6% per annum in the manner set forth in the Indenture. In certain events, on the conditions and in the manner set forth in the Indenture, interest on overdue principal shall be paid at the rate of 6% per annum.

     Payment of the principal of and/or premium (if any) on this Bond to the registered owner (or his registered assigns) hereof and payment of the interest on this Bond as hereinabove provided shall be a discharge of the Company, the Trustee, and any paying agent in respect of such principal, premium and/or interest, as the case may be, and said payee and every successive owner and assignee of this Bond by accepting or holding the same, consents and agrees to the foregoing provisions and each invites the others, and all persons, to rely thereon.

     The holders of the percent of the principal amount of the Bonds at the time outstanding provided in the Indenture, may waive any existing default under the Indenture and the consequences of any such default, except a default in the payment of the principal of, premium, if any, or interest on any of the Bonds, and except a default arising from the creation of any lien prior to or on a parity with the lien of the Indenture.

     Upon payment of charges and compliance with other conditions as provided in the Indenture, the First Mortgage Bonds - Series W [IF APPLICABLE, INSERT - not drawn for redemption] are interchangeable, at the principal office of the Trustee and at such other offices or agencies of the Trustee or of the Company as may be designated for the purpose, for like aggregate principal amounts of Bonds of the same series and original issue date with identical terms and provisions, in denominations of $1,000 or any integral multiple thereof (provided, however, the Company shall not be required to make transfers or exchanges during the 15 days preceding any interest payment date and [IF APPLICABLE, INSERT - during any reasonable period which may be necessary in connection with the selection by lot of Bonds to be redeemed]); and, except as aforesaid, this Bond [IF APPLICABLE, INSERT -, if not drawn for redemption,] is transferable on books to be kept by the Company at said office of the Trustee and at such other offices or agencies, upon surrender and cancellation hereof at any such office or agency, duly endorsed or accompanied by a duly executed instrument of transfer, and thereupon a new Bond or Bonds of the same series and original issue date with identical terms and provisions, for a like aggregate principal amount will be issued to the transferee or transferees in exchange for this Bond.

     [IF APPLICABLE, INSERT - This Bond singly or together with all or less than all other Bonds of the same series and original issue date, with identical terms and provisions, or, if this Bond is for a principal amount exceeding $1,000, any part of the principal amount hereof constituting said sum or any integral multiple thereof, may be called for redemption at any time, whether or not an interest payment date, upon prior notice given by a mailing thereof to the respective registered owners of such Bonds not less than thirty days prior to the redemption date [IF APPLICABLE, INSERT - (i) if redemption is made at the option of the Company otherwise than out of the improvement fund, at the respective general redemption prices, stated as percentages of the principal amount thereof, set forth in Column A below, [IF APPLICABLE, INSERT - provided however, that neither this Bond nor any portion hereof shall be so redeemed prior to __________ 1, ____, if such redemption is for the purpose or in anticipation of refunding such Bond, or any portion thereof, through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (computed in accordance with generally accepted financial practice) of less than ____% per annum,] and
(ii) if] through application of the improvement fund or eminent domain provisions of the Indenture, at the special redemption prices, stated as percentages of the principal amount thereof, set forth [IF APPLICABLE, INSERT
- in Column B] below, viz.:

  IF REDEEMED AT               COLUMN A         COLUMN B
 ANY TIME IN THE               --------         --------
   RESPECTIVE
 TWELVE MONTHS'                 GENERAL          SPECIAL
PERIOD BEGINNING              REDEMPTION       REDEMPTION
  ____________ 1                PRICES           PRICES
 IN EACH OF THE                 ------           ------
FOLLOWING YEARS:
----------------






[Table to be completed as provided in the Certificate as to Form.]

together in each case with accrued and unpaid interest to the date fixed for redemption. [IF APPLICABLE, INSERT - , provided, however, that neither this
Bond nor any portion hereof shall be so redeemed prior to           ,
  .]

     If provision has been duly made for notice of the redemption of this Bond, or any such part hereof, and for payment as required in the Indenture, thereafter this Bond, or such called part of the principal amount hereof, shall cease to be entitled to any benefit, lien or security under the Indenture; no interest shall accrue on this Bond, or such called part hereof, on or after the date fixed for redemption; and, if less than the whole principal amount hereof shall be so called, the registered owner (or registered assigns) hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such owner (or such assigns), on surrender hereof, with a proper instrument of transfer, and upon cancellation hereof, one or more First Mortgage Bonds - Series W, of the same original issue date and identical terms and provisions, in fully registered form, for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid.]

     No recourse shall be had against any promoter, incorporator or any past, present or future stockholder, director or officer of the Company by virtue of any past, present or future constitution, statute (including charter provisions) or rule of law or equity, or by the enforcement of any assessment or penalty, or by any legal or equitable proceeding, or otherwise, for the payment of the principal of or interest on this Bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture; this Bond and the Indenture being each a corporate obligation only, and all individual liability of whatsoever kind or nature of, and all rights and claims against, such promoters, incorporators, stockholders, directors and officers founded in any way, directly or indirectly, upon the Indenture, or this Bond, or growing out of the indebtedness hereby evidenced, are expressly waived and released by the acceptance of this Bond by each holder hereof and as a condition of and a part of the consideration for the issue hereof and the execution and delivery of the Indenture, and by the provisions thereof, all subject to the limitations and provisions of the Indenture; provided, however, that nothing herein or in the Indenture contained shall be taken to prevent recourse to and the enforcement of liability, if any, of any shareholder or any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.

                      [End of Form of Bond]

     AND WHEREAS, all things necessary to make the initial issue of the Series W Bonds, when executed by the Company and certified by the Trustee, and delivered, all as in the Indenture provided, the valid, legal and binding obligations of the Company according to their tenor, and this Twenty-Second Supplemental Indenture a valid, legal and binding instrument supplemental to and confirmatory of the Original Indenture enforceable in accordance with its terms for the uses and purposes herein set forth, have been in all respects duly authorized:

     NOW, THEREFORE, in consideration of the premises and of the sum of $10 duly paid to the Company by the Trustee, and of other good and valuable considerations, receipt whereof upon the ensealing and delivery of this Twenty-Second Supplemental Indenture the Company hereby acknowledges, and for the purpose of confirming the Original Indenture and the Prior Supplemental Indentures, and as an indenture hereby expressly stated to be supplemental to the Original Indenture, and, except as herein otherwise provided, in order to secure equally the pro rata payment of both the principal of and the interest on all of the Bonds at any time certified, issued and outstanding under the Indenture, according to their tenor, purport and effect and the provisions of the Indenture, and to secure the faithful performance and observance of all the covenants, obligations, conditions and provisions therein and in the Indenture contained, and in order to provide for the form, provisions and issue of the Series W Bonds, and to declare further the terms and conditions upon which the Bonds are to be secured, certified, issued, delivered, transferred and exchanged, and upon which the trusts hereof are to be administered by the Trustee, and upon which the Mortgaged Property is to be held and disposed of, all as hereinafter provided,

     THE COMPANY does hereby confirm the pledge, mortgage, conveyance, assignment and transfer of the property set forth and described in the Original Indenture and the Prior Supplemental Indentures, except such properties or interests therein as may have been released by the Trustee or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture and the Prior Supplemental Indentures, or as were specifically reserved, excepted and excluded by the Original Indenture and the Prior Supplemental Indentures; and has given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged and conveyed, and by these presents does give, grant, bargain, sell, warrant, pledge, assign, transfer, mortgage and convey, unto the Trustee, and its successors in the trusts of the Indenture, and its and their assigns, upon and for the trusts thereby and hereby established and confirmed, all and singular the following described land and personal properties, franchises, rights and privileges acquired by the Company since the execution and delivery of the Twenty-first Supplemental Indenture or to be acquired by the Company hereafter as by the terms of the Original Indenture and the Prior Supplemental Indentures or by reason of being affixed to the freehold described in the Original Indenture and the Prior Supplemental Indentures, or for any other reason whatsoever are subject to or to be subjected to the lien of the Original Indenture and the Prior Supplemental Indentures, including, but without in any way limiting the generality of the foregoing, all the right, title and interest of the Company in and to the property and interests in property, with the buildings thereon and the appurtenances thereto particularly described in Schedule I hereto attached and hereby made a part hereof as fully as if repeated herein at length (all of the foregoing, with all other property, and rights and interests in property, intended to be hereby or by the Original Indenture and the Prior Supplemental Indentures conveyed, mortgaged, pledged, assigned and transferred, or at any time conveyed, mortgaged, pledged, assigned, transferred or delivered, and all proceeds of any of the foregoing at any time conveyed, mortgaged, pledged, assigned, transferred, and/or delivered, to and from time to time held by the Trustee upon the trusts hereof and of the Original Indenture and the Prior Supplemental Indentures, being herein generally called, collectively, the Mortgaged Property):

                              FIRST.

       REAL ESTATE AND RIGHTS AND INTERESTS IN REAL ESTATE.

     Subject to the exceptions and reservations hereinafter set forth all the real estate, rights and interests in real estate, lands, buildings, structures, rights and interests in lands, easements, leases of land and every right appurtenant thereto, franchises, rights of way, rights to construct, maintain and operate overhead and underground systems for the generation, distribution and transmission of electric current or other agencies for the supplying of light, heat and power, transmission, service and distribution lines and systems, and all releases of damages, water, flowage and riparian and shore rights, now owned by the Company, including, without limitation, all property particularly described in Schedule I hereto attached and hereby made a part hereof as fully as if repeated herein at length.

                             SECOND.

                PROPERTY HEREAFTER CONVEYED, ETC.

     Any and all cash, stocks, shares, bonds, notes, securities or other property which at any time hereafter, by delivery or writing of any kind for the purposes hereof, may, at the option of the Company, be expressly conveyed, mortgaged, pledged, delivered, assigned or transferred to or deposited with the Trustee hereunder by the Company or by a successor corporation, or with its consent by any one on its behalf, as and for any additional security for the Bonds issued and to be issued hereunder, the Trustee being authorized at any and all times to receive such conveyance, mortgage, pledge, delivery, assignment, transfer or deposit and to hold and apply any and all such cash, stock, shares, bonds, notes, securities or other property subject to all the provisions hereof and/or of such writing.

                              THIRD.

                     MISCELLANEOUS PROPERTY.

     All other, if any, lands, easements, leases of land and every right appurtenant thereto, rights of way, rights to construct, maintain and operate overhead and underground systems for the distribution and transmission of electric current or other agencies for the supplying of light, heat and power, all releases of damages, water, flowage and riparian and shore rights, dams, wharves, tracks, switches, terminal facilities and other interests in lands, including (without in any wise limiting or impairing by the enumeration of the same the generality, scope and intent of the foregoing or of any general description contained in this Twenty-second Supplemental Indenture) buildings, electric generating, light, heat and power, and gas, ice and refrigerating, plants and systems, transmission, service and distribution lines and systems and steam heating plants and systems, water and/or water works, plants and systems, manufactories, power houses, stations, substations, pipe lines, pipes, mains, conduits, towers, tunnels, subways, bridges, poles, wires, cables, fittings, connections and all other structures, machinery, engines, boilers, pumps, valves, pipings, connections, dynamos, meters, transformers, generators, motors, storage batteries, electrical and mechanical machinery, appliances, equipment and appurtenances of every description and character, tools, implements, wagons, fixtures, appliances, appurtenances, accessories, and all other physical assets and all rights, grants, privileges, leases and leasehold interests, licenses, permits, locations, consents, franchises, grants and immunities, and all rights to compensation upon the termination in any manner of any of the same, and any and all interest in property of the character included in this Division Third, whether now owned by the Company or at any time hereafter acquired.

     TOGETHER WITH all the Company's now-existing or hereafter-acquired right, title and interest in and to any and all physical property of the Company, now or hereafter subject to any prior mortgage, pledge, charge and/or other encumbrance or lien, and the cash and/or other proceeds therefrom, to the extent that such property, cash and/or proceeds shall not be otherwise held and/or applied pursuant to the requirements of any such mortgage, pledge, charge and/or other encumbrance or lien.

     AND TOGETHER WITH all and singular the now-existing and hereafter-acquired rights, privileges, tenements, hereditaments and appurtenances belonging or in any wise appertaining in and to the aforesaid property or any part thereof, and the reversion and reversions, remainder and remainders and, subject to the provisions of Section 6.01 of the Original Indenture, all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire, in and to all and every part and parcel of the foregoing, it being the intention to include herein and to subject to the lien hereof all land, interest in land, real estate, physical assets and franchises whether now owned by the Company or which it may hereafter acquire and wherever situated, as if the same were now owned by the Company and were specifically described and conveyed hereby except as hereinafter specified.

                   RESERVATIONS AND EXCEPTIONS.

     SUBJECT, HOWEVER, as to all property, and rights and interests in and to property, of any character hereinbefore described, in so far as affected thereby, to any mortgages or other encumbrances or liens on such property constituting permitted liens as in the Original Indenture defined;

     AND SUBJECT FURTHER as to the property in Divisions First and Third above described, insofar as affected thereby, to the liens, encumbrances, reservations, restrictions, conditions, limitations, covenants, interests and exceptions, if any, set forth or referred to in the descriptions thereof hereinbefore and in said Schedule I contained, none of which substantially interferes with the free use and enjoyment by the Company of the property and rights hereinbefore described for the general purposes and uses of the Company's business;

     AND SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING from this instrument, and from the grant, conveyance, mortgage, transfer and assignment herein contained,

     (a) all property expressly excepted in the Original Indenture, the Prior Supplemental Indentures and herein and in schedules of property thereto and hereto;

     (b) all property, permits, licenses, franchises and rights, whether now owned or hereafter acquired by the Company, which are intended to be hereby granted, conveyed, mortgaged, assigned and transferred, but which can not be so granted, conveyed, mortgaged, assigned or transferred without the consent of other parties whose consent is not secured, or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Indenture, or which otherwise may not be, or are not, hereby lawfully and/or effectively granted, conveyed, mortgaged, assigned and transferred by the Company;

     (c) the last day of the term of each leasehold estate (oral or written, and/or any agreement therefor) now or hereafter enjoyed by the Company, and whether falling within a general or particular description of property herein; and

     (d) all the Company's present and future fuel, automobiles, automotive equipment, merchandise held for sale, cash on hand or in bank, furniture, office equipment, books, choses in action, contracts, shares of stock, bonds and other securities, documents and accounts and bills receivable (except proceeds of the Mortgaged Property, and insurance and other monies, and purchase money obligations, required by the provisions of the Original Indenture and hereof to be paid to or deposited with the Trustee), and materials, stores, supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the plants or systems of the Company.

     TO HAVE AND TO HOLD the Mortgaged Property, with all of the privileges and appurtenances thereunto belonging (but subject to the foregoing specified exceptions and reservations) unto the Trustee, its successors in the trusts of the Indenture, and its and their assigns, to its and their own use, forever;

     BUT IN TRUST NEVERTHELESS for the equal pro rata benefit, security and protection (except as provided in the Indenture, and except insofar as a sinking or analogous fund or funds, established in accordance with the provisions of the Indenture, may afford particular security for Bonds of one or more series, and except independent security as provided in Section 2.02 of the Original Indenture) of the bearers and the registered owners of the Bonds from time to time certified, issued and outstanding under the Indenture, and the bearers of the coupons thereunto belonging, without (except as aforesaid) any preference, priority or distinction whatever of any one Bond over any other Bond by reason of priority in the issue, sale or negotiation thereof, or otherwise.

     The Company hereby declares that it holds and will hold and apply all property described in the foregoing clauses (b) and (c) as specifically reserved and excepted, upon the trusts in the Indenture set forth and as the Trustee (or any purchaser thereof upon any sale thereof under the Indenture) shall for such purpose direct from time to time, to the fullest extent permitted by law or in equity, as fully as if the same could be and had been hereby granted, conveyed, mortgaged, assigned and transferred to and vested in the Trustee.

     In addition to and in confirmation and performance of the covenants, declarations, agreements, conditions and provisions of the Original Indenture and the Prior Supplemental Indentures, it is hereby further covenanted, declared and agreed, upon the trusts and for the purposes aforesaid, that the trusts, terms and conditions, upon which the Mortgaged Property hereby granted, mortgaged, conveyed, assigned and transferred or intended so to be is to be held and disposed of, are as set forth in the Original Indenture and the Prior Supplemental Indentures and in the following covenants, agreements, conditions and provisions, viz.:

                            ARTICLE I.

        PARTICULAR COVENANTS OF THE COMPANY REGARDING THE
                       MORTGAGED PROPERTY.

     The Company covenants and agrees, in particular, but without limiting other covenants and provisions hereof, or of the Original Indenture and the Prior Supplemental Indentures, as hereinafter in this Article set forth, namely:


     SECTION 1. The Mortgaged Property specifically described in the granting clauses of this Twenty-second Supplemental Indenture, including
Schedule I hereof, is now wholly free from and unencumbered by any defect, mortgage, pledge, charge or other encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, except only taxes for the current year not yet due, permitted liens and those encumbrances, if any, referred to in said granting clauses and Schedule I hereof; and the Company will duly and punctually remove, perform, pay and discharge, or if it contests, will stay (and indemnify the Trustee from time to time to the satisfaction of the Trustee against) the enforcement of, all obligations and claims arising or to arise out of or in connection with each and all thereof. The Company will not create or suffer any other mortgage, pledge, charge or material encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, upon the Mortgaged Property, or any part thereof, now owned or hereafter acquired, except only such as are permitted under the provisions of Section
4.16 of the Original Indenture.

     SECTION 2. The Company is lawfully seized in fee simple of the real estate, and owns outright and is lawfully possessed in its own right, absolutely and unconditionally, of the property and rights, constituting the Mortgaged Property specifically described in the granting clauses of this Twenty-second Supplemental Indenture, including Schedule I hereof, and has good title to, and full power and authority to sell, transfer, assign, mortgage, pledge and convey the property, rights and interests hereby presently sold, transferred, assigned, mortgaged, pledged and conveyed or purported or intended so to be, all subject only to taxes not yet due, to those liens, encumbrances and defects, if any, referred to in the granting clauses and said Schedule I hereof; and the Company will warrant and defend the title to the Mortgaged Property, and every part thereof (subject as aforesaid), to the Trustee, against all claims and demands whatsoever of any person and all persons claiming or to claim the same or any interest therein, subject only as aforesaid and to mortgages, encumbrances and liens on after-acquired property to the extent permitted by Section 4.16 of the Original Indenture. The Company will keep this Twenty-second Supplemental Indenture at all times properly filed and recorded, and refiled and rerecorded, in such manner and in such places, and will do such other acts, as may be necessary or desirable to establish and maintain the superior lien of the Indenture upon the Mortgaged Property, and for the proper protection of the Trustee and the Bondholders. The Company will also from time to time subject to the lien of the Indenture all of its hereafter-acquired property which is included in the granting clauses hereof or which the Company is required by any of the provisions of the Indenture to subject to the lien thereof.

                           ARTICLE II.

                    COVENANTS OF THE COMPANY.

     SECTION 1. The Company warrants that at the date of the execution and delivery of this Twenty-second Supplemental Indenture the Company is not in default in any respect under any of the provisions of the Original Indenture, of the Prior Supplemental Indentures or of the Outstanding Bonds, and covenants that it will perform and fulfill all the terms, covenants and conditions of the Indenture to be performed and fulfilled by the Company.

     SECTION 2. The Company is duly organized and existing under the laws of the State of Rhode Island, and is duly authorized under all applicable provisions of law to create and issue the Series W Bonds and to execute this Twenty-second Supplemental Indenture, and all corporate action on its part for the creation and issue of the Series W Bonds as herein provided, and for the execution and delivery of this Twenty-second Supplemental Indenture, has been duly and effectively taken. The Series W Bonds in the hands of the holders thereof, and this Twenty-second Supplemental Indenture, are and will be, respectively, valid and enforceable obligations of the Company in accordance with the provisions thereof and hereof.

                           ARTICLE III.

                  CONCERNING THE SERIES W BONDS.

     In addition to the provisions of the Original Indenture applicable by their terms, the following provisions (pursuant particularly to the provisions of Section 12.01(e) of the Original Indenture) relating to the forms and provisions of the Series W Bonds are hereby established as follows:

     SECTION 1. The Series W Bonds shall be issued from time to time upon delivery to the Trustee of a certificate as to form signed by an officer of the Company setting forth the matter described below.

     Each issue of the Series W Bonds shall be designated in such manner as to distinguish it from all other issues. Bonds of each issue shall be identical to other Bonds of such issue in tenor and effect. The certificates as to form shall designate, within such limits as may be from time to time established by a directors' resolution, the designation and amount of the issue, the date of maturity (which date shall not be more than thirty years from the date on which Bonds of that issue were first certified and delivered), the interest rate, the provisions for call and redemption, if any, including any premium or premiums payable thereon.
     The permanent Series W Bonds shall be lithographed on steel engraved tints or, (i) if so authorized by the certificate as to form, engraved either fully or partially in such manner as to meet the listing requirements of any securities exchange on which the Series W Bonds may at the time be listed, or
(ii) if so authorized by the certificate as to form, printed, photocopied, or otherwise reproduced in such manner as to meet the requirements of a depository with which the Series W Bonds may be placed.

     The Series W Bonds shall consist of fully registered Bonds without coupons in denominations of $1,000 and any integral multiples thereof, authorized by a certificate as to form, with distinguishing letters and/or numbers as may be determined by a certificate as to form, and all as approved by the Trustee. The permanent Series W Bonds, Trustee's certificate and the form of endorsement shall be substantially in the forms hereinbefore set forth, with appropriate insertions, omissions and variations approved by the Trustee for the different issues and denominations.

     The certificate as to form may also provide that ownership of all or any issue of Series W Bonds shall be evidenced by one or more certificates placed with a depository. If, after the initial issue of Series W Bonds which had been placed with a depository, the depository no longer holds such issue of the Series W Bonds, the Company may determine that ownership of such Series W Bonds shall be evidenced in the usual certificated form. No provision of the certificate as to form with respect to matters referred to in this paragraph shall be made applicable to the holder of a Bond or Bonds of Series W, the original issue date of which is prior to the date of the certificate as to form, except at the option of such holder.

     The principal of and the premium (if any) and interest on the Series W Bonds shall be payable at the principal office in Providence, Rhode Island, of the Trustee, or at the principal office of its successor in the trusts created by the Indenture, or in such other places, if any, as may be authorized for the purpose. At the option of the Company, such interest may be paid by check payable to the order of, and mailed to the address of, the person entitled thereto, as the name and address of such person shall appear on the bond register maintained pursuant to the Indenture. The interest installment on any Series W Bond which is payable, and is punctually paid or duly provided for, on any first of June or December shall be paid to the person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the relevant regular record date, namely, the May 15 or November 15 (whether or not a business day) next preceding. However, any interest installment on any Series W Bond which is payable, but is not punctually paid or duly provided for (in whole or in part), on any first of June or December (herein called Defaulted Interest) shall forthwith cease to be payable to the registered owner on the relevant regular record date; and such Defaulted Interest may be paid by the Company, at its election in each case, in either of the ways provided in Clause (1) or Clause (2) below:

       (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series W Bonds (or their respective Predecessor Bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series W Bond and the date of the proposed payment which shall be not less than forty-five days after the receipt by the Trustee of such notice of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen but not less than five days prior to the date of the proposed payment. The Trustee shall promptly notify the Company of such special record date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, postage prepaid, to each owner of Series W Bonds, at his address on the transfer registry, not less than fifteen days prior to such special record date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper or newspapers printed in the English language, customarily published on each business day, of general circulation in each city or place where interest is payable, but such publication shall not be a condition precedent to the establishment of such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Series W Bonds (or their respective Predecessor Bonds) are registered on such special record date and shall no longer be payable pursuant to the following Clause (2).

       (2) The Company may elect to make payment of any Defaulted Interest, at any time and without prior notice to Bondholders, to the persons in whose names the Series W Bonds are registered at the close of business on the day preceding the date of payment, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     As used herein "Predecessor Bonds" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond certified and delivered in lieu of a destroyed or lost Bond shall be deemed to evidence the same debt as the destroyed or lost Bond.

     Subject to the foregoing provisions of this Section, each Series W Bond delivered under the Indenture upon transfer of or exchange for or in lieu of any other Series W Bond of the same original issue date and identical terms and provisions shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Series W Bond of the same original issue date.

     SECTION 2. The permitted aggregate principal amount of the Series W Bonds which may be executed by the Company and certified by the Trustee shall not be limited, except as otherwise provided in Article 3 of and elsewhere, in the Original Indenture, and except that the aggregate principal amount of Bonds certified, delivered or outstanding at any time shall never in any event exceed the amount at that time permitted by law.

     SECTION 3. All of the Series W Bonds shall be executed, in the name and on behalf of the Company and under its corporate seal impressed or imprinted thereon, by its president or one of its vice-presidents, and by its treasurer or one of its assistant treasurers. The signature of any or all of these officers on the Series W Bonds may be either manual or facsimile. In case any officer of the Company who shall have signed or sealed any of the Series W Bonds shall not have been such officer on the date borne by the Bonds, or shall cease to be such officer before the Bond so signed or sealed shall have been actually certified and/or delivered, such Bonds, nevertheless, by presentation to the Trustee for certification, or by delivery, shall be adopted by the Company and may be certified and delivered as herein provided, and thereupon shall be issued hereunder and shall be as binding upon the Company as though the person who signed or sealed such Bonds had been such officer of the Company on the date borne by the Bonds and on the date of certification and delivery.

     SECTION 4. The Series W Bonds shall be transferable, shall be exchangeable for other fully registered Series W Bonds of the same original issue date and identical terms and provisions, and may be presented for payment, transfer and exchange, and notices and demands in respect of Series W Bonds may be served or made, and the Series W Bonds may bear such endorsements or legends in respect of any or all of the foregoing matters or otherwise, all upon the payment of applicable charges and upon and subject to the applicable conditions and provisions of the Original Indenture in respect of the Bonds and/or of the Series A Bonds, all of which conditions and provisions mutatis mutandis are hereby adopted and made applicable in respect of the Series W Bonds as fully as if set forth herein at length; provided, however, that, with respect to the Series W Bonds, the last three paragraphs of Section 2.06(b) of the Original Indenture shall not be applicable; and provided, further, that the owner of any Series W Bond shall be entitled to transfer or exchange such Bond without charge (except for any stamp tax or other governmental charge incident thereto); and provided, further, that the Company shall not be required (i) to issue, transfer or exchange any Series W Bond during a period beginning at the opening of business fifteen days before the day of the mailing of a notice of redemption of Series W Bonds selected for redemption and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Series W Bond so selected for redemption in whole or in part.

     SECTION 5. The certificate as to form, as to an issue of Series W Bonds shall provide whether such Series W Bonds may be called, as a whole or in part, or whether any part of the principal amount constituting $1,000 or any integral multiple thereof, may be called, at the option of the Company under the improvement fund provisions of Section 5.06 of the Original Indenture, for redemption, in all cases at any time, whether or not an interest payment date, upon not less than thirty days prior notice given as hereinafter provided, at the applicable redemption price, together in each case with accrued and unpaid interest to the redemption date; provided, however, the certificate as to form, as to any issue of Series W Bonds, may provide that none of such Bonds shall be so called, whether for a period of years or at any time, from the date such Bonds were first certified and delivered, as set forth in the certificate. The applicable redemption price shall be as set forth in the certificate as to form.

     The certificate as to form, as to any issue of Series W Bonds, may provide that none of such Series W Bonds shall be redeemed prior to a stated date at general redemption prices if such redemption is for the purpose or in anticipation of refunding such Bonds, or any part thereof, through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (computed in accordance with generally accepted financial practices) of less than the effective interest cost to the Company of the such Bonds.

     Notice of such redemption shall be given, money for such redemption shall be deposited with and held and applied by the Trustee, and such redemption shall be carried out, all at the times, on the publication of notice, in the manner, on the conditions and with the effect and pursuant to the provisions specified in Section 5.02 (so far as applicable to the redemption of Bonds other than Series A Bonds) and Sections 5.03 and 5.04 of the Original Indenture; provided, however, that "published notice" with respect to any redemption of the Series W Bonds need not be given but a similar notice shall be mailed, postage prepaid, at least thirty days prior to any redemption date of the Series W Bonds, to each owner of the Bonds to be redeemed, at his address on the transfer registry; as a convenience but not as a condition precedent to a redemption, the Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice of redemption to be published at least once in a newspaper or newspapers printed in the English language, customarily published on each business day and of general circulation in each city or place where the principal of the called Bond is payable; and, provided, further, that, in case the Company shall have elected to redeem less than all of an issue of outstanding Series W Bonds it shall, in each instance, at least fifteen days before the date upon which mailing of the notice of redemption herein mentioned is required to be made, notify the Trustee in writing of such election and of the aggregate principal amount of Series W Bonds to be redeemed and the original issue date or dates of the Series W Bonds from which redemption is to be made, and the Trustee shall thereupon select the Bonds to be redeemed from the outstanding Series W Bonds of the appropriate issue or issues not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Bonds of denominations larger than $1,000, the portions of the principal of the Bonds so selected for partial redemption to equal $1,000 or an integral multiple thereof (provided, however, no remaining part of such bond shall be less than $1,000), and within ten days after receiving the aforesaid notice shall notify the Company in writing of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed; and provided, further, that in case the Company shall have elected to redeem less than all of an issue of the outstanding Series W Bonds, the notice of redemption shall state, among other things, the identification (by numbers, groups of numbers ending in the same digit, or series of digits, or otherwise) and, in case of partial redemption of Bonds of denominations larger than $1,000, the respective principal amounts of the Bonds to be redeemed. Installments of interest on any Series W Bond maturing on or prior to the redemption date of such Bond shall continue to be payable as provided in Section 1 of this Article III.

                           ARTICLE IV.

                    AMENDMENT TO THE INDENTURE

         The Original Indenture, as previously amended, is hereby further amended as set forth below.

         There is hereby added to Article 3 section 3.02 of the Original Indenture two new paragraphs at the conclusion of section 3.02 reading as follows:
                   "The Company may, from time to time, and upon furnishing the
              Trustee with the documents set forth in this section and in section 3.03, direct the Trustee in writing to acknowledge on its books the right of the Company to request the certification and delivery of Bonds pursuant to section 3.04 up to the aggregate principal amount set forth in such direction. Such rights are hereinafter called "Unissued Bonds." Any additional property used as the basis for the acknowledgment of the Unissued Bonds shall be deemed funded for the purposes of any certificate required under any section of this Indenture, and such Unissued Bonds shall be deemed to be Bonds outstanding hereunder for the purposes of this section, section 3.03 and section 3.04 (including any application or certificate required hereby or thereby) in the principal amounts and having the interest rates and maturity dates as set forth in the written application therefor but shall not have any voting rights or be deemed to be Bonds outstanding hereunder for any other purpose.

 The Trustee, upon being furnished by the Company with an officers' certificate surrendering the Unissued Bonds, shall acknowledge upon its books the cancellation of said Unissued Bonds. Any canceled Unissued Bonds not used theretofore against the issuance of Bonds pursuant to section 3.04 shall thereafter be treated as though they had never been outstanding.

                   The authorizing directors' resolutions and forms required by paragraph (a) of this section 3.02 and the authorizations and forms in the documents required by paragraphs (b), (e), and (f) of this section as applicable to Unissued Bonds shall be considered subsumed in the authorizations and forms for the Bonds to be ultimately issued pursuant to section 3.04. The opinion required pursuant to paragraph (d) of this section shall be appropriately modified to reflect the use of the Unissued Bonds as herein provided."

         Section 3.03 of Article 3 of the Original Indenture is hereby amended by adding in the 1st line after "and delivered" the following:

              "and Unissued Bonds may be acknowledged by the Trustee."

         There is added to Article 3 section 3.04 of the Original Indenture two new paragraphs at the conclusion of section 3.04 reading as follows:

                   "References herein to the certification and delivery of Bonds to the aggregate amount of Bonds which shall have been retired and which are unfunded shall be considered to include the aggregate amount of Unissued Bonds which the Trustee has acknowledged pursuant to section 3.02 and section 3.03 and which are unfunded and not otherwise cancelled. Such Unissued Bonds shall be deemed to be funded to the extent that they have been used as the basis for the certification and delivery of Bonds pursuant to this section.

                   Any application of the Company for the authentication and
              delivery of Bonds pursuant to this section against "Unissued Bonds" created in accordance with section 3.02 shall be accompanied by an officers' certificate stating that retirements since September 1, 1944, were not greater than the amount payable as an improvement fund since September 1, 1944, and, unless there has been filed a net earnings certificate including the interest charges on the Unissued Bonds within the calendar year preceding the date of the application, shall be accompanied by a net earnings certificate satisfying the requirement of paragraph (d) of section 3.03 as far as applicable."

                            ARTICLE V.

                     CONCERNING THE TRUSTEE.

         The Trustee accepts and agrees to execute the trusts, powers, rights and duties of the Trustee under this Twenty-second Supplemental Indenture upon and only upon and subject to the terms and conditions of this Twenty-second Supplemental Indenture and the terms and conditions of the Original Indenture relating to the Trustee thereunder, all of which the Company and the holders of the Series W Bonds, by the issue, acceptance and holding of said Bonds, agree are applicable to the Trustee hereunder, expressly including, but without limiting the foregoing, or other provisions of the Indenture and hereof protecting the Trustee, and without limiting or affecting any right, power or discretion of the Trustee thereunder or hereunder, or otherwise existing, the following:

              (a) The Trustee for the time being under the Original Indenture shall ex officio be the Trustee under this Twenty-second Supplemental Indenture. The word "Trustee" wherever used herein shall be taken to apply to the Trustee for the time being under the Original Indenture and hereunder.

              (b) The recitals of fact contained herein and in the Series W Bonds (except only the certificate upon said Bonds that they are issued under the Indenture) shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the value of the mortgaged and pledged property or any part thereof, or as to the title of the Company thereto, or as to the validity or adequacy of the security afforded thereby and hereby, or as to the validity of this Twenty-second Supplemental Indenture or of the Series W Bonds issued hereunder.

              (c) The Trustee in respect of all provisions hereof, of all moneys held by it hereunder, of all property herein embraced and of all action or omission to act hereunder and/or under or relating to the Series W Bonds (i) shall be held to no responsibility or liability hereunder in any way greater than the responsibility or liability to which the Trustee under the Original Indenture is held thereunder and (ii) shall be entitled to, may exercise and shall be protected by (to the full extent that the same are applicable) all estate, rights, powers, conditions, duties, privileges, immunities, exemptions, authorities, protection and provisions set forth in Article 10 of the Original Indenture as applying to the Trustee thereunder, all of which mutatis mutandis are hereby adopted and made applicable in respect of such provisions hereof, moneys held hereunder, property herein embraced and action or omission to act hereunder as fully as if the provisions concerning the same were set forth herein at length.

                           ARTICLE VI.

                           DEFEASANCE.

         All the property hereby mortgaged and pledged or intended so to be shall revert to the Company and the estate, right, title and interest of the Trustee in respect thereof shall cease, determine and become void and the Trustee shall execute to the Company or its order proper instruments acknowledging satisfaction of this Twenty-second Supplemental Indenture and surrendering to the Company or its order all cash and deposited securities, if any, which shall then be held hereunder in the manner and with the effect provided in Article 15 of the Original Indenture, but only upon the discharge of the Original Indenture by the Trustee thereunder pursuant to the provisions thereof.

                           ARTICLE VII.

                          MISCELLANEOUS.

         SECTION 1. This Twenty-second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and as provided in the Original Indenture this Twenty-second Supplemental Indenture forms a part thereof and, except as herein expressly otherwise defined, the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture. Pursuant to Section 12.01 of the Original Indenture, it is hereby stipulated that the Trustee shall not be taken impliedly to waive hereby any right it would otherwise have.

         SECTION 2. All the covenants and provisions of this Twenty-second Supplemental Indenture and of the Series W Bonds are for the sole and exclusive benefit of the parties hereto and the holders of the Bonds, and no others shall have any legal, equitable or other right, remedy or claim under or by reason of this Twenty-second Supplemental Indenture or of the Series W Bonds.

         SECTION 3. This Twenty-second Supplemental Indenture is stated to be dated as of June 1, 1995. This is intended as and for a date for reference and for identification, the actual time of the execution hereof being the date set forth in the testimonium clause hereof.

         SECTION 4. This Twenty-second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and such counterparts shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

         SECTION 5. The cover of this Twenty-second Supplemental Indenture and all article headings, and the table of contents and marginal notes, if any, are inserted for convenience only, and shall not affect any construction or interpretation hereof.

         IN WITNESS WHEREOF, The Narragansett Electric Company has caused this Twenty-second Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, and Rhode Island Hospital Trust National Bank has caused this Twenty-second Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, all as of the day and year first above written, but actually executed on June 20, 1995.


                        THE NARRAGANSETT ELECTRIC COMPANY

[Corporate Seal]

                        By   R. Nadeau
                             R. Nadeau, Vice President


ATTEST:



David J. Saggau
David J. Saggau, Assistant Secretary


                        RHODE ISLAND HOSPITAL TRUST NATIONAL BANK


[Corporate Seal]
                        By   Patrick Thebado
                             Patrick Thebado, Authorized Officer


ATTEST:



Carla A. Mastromatteo
Carla A. Mastromatteo, Authorized Officer

                            SCHEDULE I

     The property and interests in property situated in the Towns of Barrington, Bristol, Charlestown, Coventry, East Greenwich, Exeter, Foster,
Glocester, Hopkinton, Johnston, Little Compton, Narragansett, North Kingstown,
North Providence, Richmond, Scituate, Smithfield, South Kingstown, Tiverton,
Warren, Westerly, West Greenwich and West Warwick, Rhode Island, and in the cities of Cranston, East Providence, Providence and Warwick by the following instruments:
                            BARRINGTON

                                   Recorded in Barrington
                                       Land Records
                                   ----------------------

Grantors                 Date           Book           Page           Prop. No.
--------                 ----           ----    ----     -----
Jack T. Grant et ux      Nov.   1, 1993  241      31     Gen. 7557
Gerald J. Fogarty, et al Dec.  13, 1993  250      57     Gen. 7558
John Bretl                    July  13, 1994  266         205         Gen. 7559
State of Rhode Island and
   Providence Plantations     Aug.  15, 1994  270         250         Gen. 7560
State of Rhode Island and
   Providence Plantations     Aug.  15, 1994  270         242         Gen. 7561

                             BRISTOL

                                   Recorded in Bristol
                                      Land Records
                                   -------------------

Grantors                 Date           Book    Page     Prop. No.
--------                 ----           ----    ----     --------

Roger Williams University     Sept. 10, 1993  488         173         Gen.
11,727
Kickemuit River Company       Feb.  26, 1994  509         342         Gen.
11,728
Asterio H. Sousa et al        Aug.   4, 1994  524         313         Gen.
11,729

                           CHARLESTOWN

                                   Recorded in Charlestown
                                          Land Records
                                   -----------------------

Grantors                 Date           Book    Page     Prop. No.
--------                 ----           ----    ----     --------

Beechwood Enterprises, Inc.   Aug.  31, 1993 133           53         Gen. 4700
Vincent J. Greto              Oct.   4, 1993 133         1012         Gen. 4701
John F. Smith et al      Jan.  18, 1994 136      486     Gen. 4702
Beachwood Enterprises Inc.    July  12, 1994 140          404         Gen. 4703
Linda A. Peloquin             July  20, 1994 142          424         Gen. 4704
Robert M. Whyte et al         Nov.   2, 1994 142          428         Gen. 4705
Robert B. Russell et al       Oct.  28, 1994 142          426         Gen. 4706
Andrew J. Catanzaro      Nov.  14, 1994 142     1010     Gen. 4707
Pioneer Consolidated, Inc.    Nov.  14, 1994 142         1008         Gen. 4708
Rose Michael             Jan.  24, 1995 143      682     Gen. 4709
William E. Lancellotti, Jr.   Dec.   8, 1994 143          684         Gen. 4710

                             COVENTRY

                                        Recorded in Coventry
                                            Land Records
                                        --------------------

Grantors                 Date           Book    Page    Prop. No.
--------                 ----           ----    ----    --------

David B. Pancarowicz et ali   Nov.   2, 1993 423          51          Gen. 6248
John R. Perry, Jr.       Nov.  29, 1993 431      271    Gen. 6249
Valentino Feraone, Jr. et al  Dec.   2, 1993 439           6          Gen. 6250
W.F.D. Associates, L.P.       Apr.   4, 1994 456          54          Gen. 6252
Pine Edge, Inc.               Apr.  25, 1994 458         325          Gen. 6253
Christopher J. Denison et al  Aug.  18, 1994 473         257          Gen. 6254
Jason C. Ullom et al          Aug.  21, 1994 473         255          Gen. 6255
Yvette L. Ullom               Aug.  17, 1994 473         253          Gen. 6256
Gary Koski et al              July  19, 1994 470         139          Gen. 6257
W.F.D. Associates, L.P.       Oct.  27, 1994 483          75          Gen. 6258
Terrence A. Brown et al       Dec.  13, 1994 489         196          Gen. 6259
Central Coventry Fire         Dec.  13, 1994 489         198          Gen. 6260
  Department
Padula Builders, Inc.         Dec.   6, 1994 489         200          Gen. 6261
Michael P. Baird              Jan.  17, 1995 491         175          Gen. 6262

                             CRANSTON

                                        Recorded in Cranston
                                            Land Records
                                        --------------------

Grantors                 Date           Book    Page    Prop. No.
--------                 ----           ----    ----    --------

State of Rhode Island and     Aug.  5, 1993   830       764           Gen. 10,055
 Providence Plantations
Birnam Wood Limited
    Partnership               Sept. 13, 1993  835       579           Gen. 10,056
Haroutoun Mourachian et al    Dec.   7, 1993  846       148           Gen. 10,057
State of Rhode Island and     July  12, 1994  873       315           Gen. 10,058
 Providence Plantations
State of Rhode Island and     July  12, 1994  873       324           Gen. 10,058
  Providence Plantations
State of Rhode Island and     July  27, 1994  874       369           Gen. 10,059
  Providence Plantations
State of Rhode Island and     July  27, 1994  874       377           Gen. 10,059
  Providence Plantations
Eppley Realty Company, Inc.   Aug.  30, 1994  875       593           Gen. 10,060

                          EAST GREENWICH

                                   Recorded in East Greenwich
                                           Land Records
                                   --------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

David Beretta, III et al      Nov.   1, 1993  183       598           Gen. 11,124
Caldwell and Johnson          Oct.  22, 1993  183       595           Gen. 11,125

Caldwell and Johnson          Oct.  20, 1993  183       592           Gen. 11,126
Homestead Restoration Limited
  Partnership            Mar.  22, 1994  190     434   Gen. 11,127
David B. Munroe et al         May    2, 1994  190       428           Gen. 11,128
D.W. Daniel Contracting and
     Estimating               Aug.  15, 1994  193       857           Gen. 11,129
DDJJBK Co. Inc.               Aug.   9, 1994  193       853           Gen. 11,130
Pascack Homes at Pheasant
     Ridge L.L.C.        Aug.   22, 1994      193       850           Gen. 11,131
Amalgamated Financial Group
     IX L.P.             Aug.   10, 1994      193       991           Gen. 11,132
Margaret A. Gale Estate       Sept.  27, 1994    194    790           Gen. 11,133
James C. Forte et al          Sept.  23, 1994    194    782           Gen. 11,134
Philip Ryan Homes, Ltd.       Sept.  22, 1994    194    785           Gen. 11,135
Peter C. Haines et al         Oct.   19, 1994    195    786           Gen. 11,136
Independence Center, Inc.     Sept.  30, 1994    195    523           Gen. 11,137
Andrew C. Smiley, Inc.        Nov.   10, 1994    196    154           Gen. 11,139
Amalgamated Financial Group   Jan.   13, 1995    197    429           Gen. 11,140
  IX, L.P.

                         EAST PROVIDENCE

                                   Recorded in East Providence
                                           Land Records
                                   ---------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

D'Ambra Realty Corp.          Apr.  12, 1994 1101       286           Gen. 1186

                              EXETER

                                       Recorded in Exeter
                                           Land Records
                                       ------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

William O. Izzi et al         Sept. 17, 1993   84       483           Gen. 4940
Armand A. Houston et ux  Oct.  14, 1993   85     522   Gen. 4941
Richard P. Morrison      Apr.  11, 1994   88     443   Gen. 4942
Rico Corporation              Aug.  22, 1994   90       429           Gen. 4943

John Sidney Strickland et ux  Oct.  12, 1994   90       516           Gen. 4944
Ski Pro, Inc.            Jan.  24, 1995   91     746   Gen. 4945

                              FOSTER

                                      Recorded in Foster
                                         Land Records
                                      ------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Robert Poland et ux      Dec.  21, 1993                Gen. 2155
Donald J. Paquin et al        July   2, 1993                     Gen. 2156
David R. Danilowicz et al     Feb.   4, 1994                     Gen. 2157
Arne Johnson et ux       April 21, 1994   64     459   Gen. 2158
David K. Orovitz et al        July  29, 1994   64       762           Gen. 2159
John W. Kent III et al, Trs.  Sept. 23, 1994   65       706           Gen. 2160
Richard S. Nutt et ux         Nov.   7, 1994   66       202           Gen. 2161
Michael Valentine et al       Dec.   6, 1994   67        75           Gen. 2162

                            GLOCESTER

                                        Recorded in Glocester
                                             Land Records
                                   ---------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Benjamin Kanopky              Nov.   1, 1993  205       937           Gen. 6799
Rick A. Wood et al       Jan.  14, 1994  208     422   Gen. 12,101
N.R.I. Real Estate Holdings,
     Inc.                July  27, 1994  211     648   Gen. 12,102

                            HOPKINTON

                                   Recorded in Hopkinton
                                         Land Records
                                   ---------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Andrew C. Smiley Inc. et al   Nov.  16, 1993  233       433           Gen. 1971
Albert J. Russo et al         Sept. 10, 1993  232        59           Gen. 1972
A&R Properties, Inc.          Apr.  11, 1994  238       422           Gen. 1973
Kenneth W. Dinwoodie et al    Apr.  21, 1994  238       420           Gen. 1974
Robert L. Brunelle et al Apr.  21, 1994  239     287   Gen. 1975
William A. Greenfield et al   July  17, 1994  242       224           Gen. 1976
Joseph R. Czerkiewicz et al   Aug.  15, 1994  242       436           Gen. 1977
Virginia Alexander et ali     Aug.  15, 1994  242       434           Gen. 1978
Walter Czerkiewicz Jr.        Aug.  15, 1994  242       432           Gen. 1979
Bruce Brayman Builders, Inc.
     et al                    Sept.  1, 1994  243       398           Gen. 1980

                             JOHNSTON

                                   Recorded in Johnston
                                       Land Records
                                   --------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Izzo Realty Company      Oct.  21, 1993  461     144   Gen. 12,008
Frank Simonelli               Dec.  28, 1993  476       162           GEN. 12,009
Robert L. Faella et al        Nov.   4, 1993  463       336           Gen. 12,010
State of Rhode Island

and Providence Plantations    Aug.   5, 1993  455        16           Gen. 12,011
R. J. Colardo, Inc.           Sept.  7, 1993  456       341           Gen. 12,012
Frank Simonelli               Nov.  15, 1993  466        35           Gen. 12,013
Allied Support Systems, Inc.  Jan.  12, 1994  405       270           Gen. 12,014
Costantino Bros., Inc.        June   7, 1994  497       242           Gen. 12,015
Peter A. Jacavone et ux       Aug.   4, 1994  507        78           Gen. 12,016

Jaco Associates, Incorporated July  11, 1994  506        25           Gen. 12,017
Mario B. Farone et al         April 19, 1994  500        43           Gen. 12,018

Alfred Mekuto III et ux       Oct.   7, 1994  514        53           Gen. 12,019

                          LITTLE COMPTON

                                   Recorded in Little Compton
                                           Land Records
                                   --------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Charles S. Moffett et al      Sept. 29, 1993   92        13           Gen. 11,919
Frederick L. Bissinger        Sept. 21. 1993   92        11           Gen. 11,920
Morgan Cutts             Feb.  25, 1994   94     165   Gen. 11,921
William A. Medeiros et ux     July  22, 1994   96        39           Gen. 11,922
Peter Mason Thurston et ux    July  19, 1994   96        41           Gen. 11,923
Louise P. Havens              Sept. 23, 1994   96       231           Gen. 11,924
Philip V. Havens et al        Sept. 23, 1994   96       233           Gen. 11,925
James B. Patrick              Sept. 26, 1994   96       280           Gen. 11,926
Susan B. Samson               Sept. 26, 1994   96       278           Gen. 11,927
Martha L. Patrick             Sept. 26, 1994   96       276           Gen. 11,928

                           NARRAGANSETT

                                   Recorded in Narragansett
                                         Land Records
                                   ------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Harold Elwell et ux           Dec.  21, 1993  309       211           Gen. 5235
Picerne Investment Limited
  Partnership II              Mar.  31, 1994  313       127           Gen. 5236
Earl Quimby et ux             Mar.  28, 1994  313        92           Gen. 5237
Herbert Desimone              Mar.   4, 1994  313        90           Gen. 5238
Mark S. Deresienski et al     Aug.  16, 1994  320        43           Gen. 5239
Henry J. Cataldo et al        May   24, 1994  317        23           Gen. 5240
Christina M. Rotelli          July  21, 1994  321       489           Gen. 5241
Lot Owners Committee for Bass
   Rock Farm Estates          July  21, 1994  321       485           Gen. 5242
Bass Rock Farm Associates     July  21, 1994  321       481           Gen. 5243
Bass Rock Farm Associates     July  21, 1994  321       477           Gen. 5244
Eugene A. Russo et al         Aug.  22, 1994  321       493           Gen. 5245
Louise Buonomano              Oct.  28, 1994  322       820           Gen. 5246
Lea Johnston et ux       Nov.  18, 1994  323     822   Gen. 5247
Mark S. Deresienski et ux     Jan.   9, 1995  325       466           Gen. 5248

                          NORTH KINGSTOWN

                                   Recorded in North Kingstown
                                           Land Records
                                   ---------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Bayshore Ventures L.L.C. Jan.  17, 1994 860      16    Gen. 4328
Lone Tree Point Beach         Nov.  25, 1993 848       259            Gen. 4329
   Association
Richard A. Petronsky et ux    Dec.  22, 1993 858       189            Gen. 4330
Matthew C. Sears, Jr. et al   Feb.   5, 1994 865       322            Gen. 4331
Alan Perlman et ali      Apr.  12, 1994 876     197    Gen. 4332
Town of North Kingstown       May   11, 1994 879         2            Gen. 4333
Joseph E. Martella et al,Trs. July  29, 1994 893       165            Gen. 4335
Stephen W. Shippee et ux Oct.  10, 1994 905      98    Gen. 4336
Stephen Andrachow, Inc.       Oct.  12, 1994 905       100            Gen. 4337

                         NORTH PROVIDENCE

                                   Recorded in North Providence
                                           Land Records
                                   ----------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Kimberly Court, Inc.          July 2, 1993    255      1174           Gen. 2380
Francis M. Murphy et al       Oct.  25, 1993  263       427           Gen. 2381

                            PROVIDENCE

                                   Recorded in Providence
                                        Land Records
                                   ----------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

First National Supermarkets   Oct.   4, 1993 2842       212           GEN. 11,053
Opthalmic Partners       Oct.   4, 1993 2835     032   GEN. 11,054
The Housing Authority of the  Oct.  29, 1993 2849       249           GEN. 11,055
 City of Providence
Independent Living Authority
   of Rhode Island       Aug.   5, 1993 2816     298   GEN. 11,056
Pawtucket Power Associates,   Feb.   3, 1993 2740       184           Gen. 11,057
 Limited Partnership    (FEE)
Rhode Island Convention       Dec.   9, 1993 2875        74           Gen. 11,058
 Center Authority
Johnson & Wales University    Jan.  10, 1994 2889       334           Gen. 11,059
State of Rhode Island and
 Providence Plantations       Aug.   5, 1993 2818        27           Gen. 11,060
Medical Arena, Inc.      Jan.  22, 1994 2916      31   Gen. 11,061
Butler Hospital               Mar.   9, 1994 2938       258           Gen. 11,062
Providence Inn Associates     Mar.  24, 1994 2963       220           Gen. 11,063
The Housing Authority of the
   City of Providence         Dec.  22, 1994 3087        43           Gen. 11,064

ugene Stauber            June   7, 1994 2965      13   Gen. 11,065
Lanco Realty Corporation June  10, 1994 2983     227   Gen. 11,066
Harvey D. Michaels et al June  15, 1994 2983     225   Gen. 11,067
226 South Main Street Title
   Holding Company       June  21, 1994 2999       5   Gen. 11,068
Jan Co. Central, Inc.         Aug.  15, 1994 3009       235           Gen. 11,069
Adam Urena                    Sept.  5, 1994 3026       172           Gen. 11,070
State of Rhode Island and
   Providence Plantations     Sept. 15, 1994 3026       176           Gen. 11,071
State of Rhode Island and
   Providence Plantations     Sept. 15, 1994 3026       183           Gen. 11,072
Omni Development Corporation  Sept. 20, 1994 3026       174           Gen. 11,073
The Mary C. Wheeler School,
     Incorporated        Dec.   6, 1994 3067       7   Gen. 11,074
The Housing Authority of the
  City of Providence          Dec.  16, 1994 3087        41           Gen. 11,075
State Street Bank and Trust
  Company                Dec.  15, 1994 3087      45   Gen. 11,076
Calvi Realty Co., Inc.        Dec.  15, 1994 3093        88           Gen. 11,077
B.P. Prov. Partnership        Feb.   6, 1995 3106       308           Gen. 11,078

                             RICHMOND

                                   Recorded in Richmond
                                       Land Records
                                   --------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Robert R. Pope, II et al Oct.  22, 1993   91     261   Gen. 2943
Nancy Jane Wilcox             Nov.  24, 1993   91       641           Gen. 2944
Valerie A. Parenti et al Nov.  24, 1993   91     643   Gen. 2945
A&R Properties, Inc.          Sept. 16, 1993   90       673           Gen. 2946
Leeward Realty Holding Corp.  June   2, 1994   95       229           Gen. 2947
Kane Corporation              June   1, 1994   95       186           Gen. 2948
Thomas H. Murray et ux        May   26, 1994   95       184           Gen. 2949
Ronald E. Laliberte et al     Aug.   9, 1994   96       415           Gen. 2950
Narragansett Investment
     Company             July  27, 1994   96     226   Gen. 2951
Harold N. Stewart et al       July  25, 1994   96       224           Gen. 2952
Robert L. Malacarne et al     July  20, 1994   96       222           Gen. 2953
Albert Romanella et ali       July  15, 1994   96       219           Gen. 2954
Charles H. Gifford III        July  27, 1994   96       217           Gen. 2955

James E. Sheehan              June   6, 1994   95       779           Gen. 2956
Oceanview Partners, L.P. Nov.  14, 1994   97     563   Gen. 2958
Malcolm L. Spaulding          Jan.  19, 1995   98       390           Gen. 2959

                             SCITUATE

                                   Recorded in Scituate
                                       Land Records
                                   --------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Town of Scituate              June   7, 1994  155       760           Gen. 8028
Gennaro Macera et ali         Nov.  16, 1994  157       864           Gen. 8029
Scituate Village Shopping     Nov.  14, 1994  157       867           Gen. 8030

                            SMITHFIELD

                                   Recorded in Smithfield
                                        Land Records
                                   ----------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

James Kilduff et al           Mar.  13, 1993  155       405           Gen. 9069
Mountaindale Estates, LCC     Oct.  21, 1993  168                  37      Gen. 9070
Andrew J. D'Angelo et ux Nov.  23, 1993  171     141   Gen. 9071
Carl R. Adler et al      July  13, 1993  163     463   Gen. 9072
Jeffrey H. Adler              July  15, 1993  163       461           Gen. 9073
Charles P. Brochu et ux       Jan.  15, 1994  173       445           Gen. 9074
William Machala et ux         June  16, 1994  177       197           Gen. 9075
Ferdinand E. Bottai et ux     April  8, 1994  177       193           Gen. 9076
Mary Frances Caouette et
   al, Trs.                   May   21, 1993  177       195           Gen. 9077
RFA Realty Associates         Feb.   1, 1993  154       742           Gen. 9078
Rhode Island Port Authority   Sept. 28, 1994  182       124           Gen. 9079
  and Economic Development Corporation
Karl R. Adler et ux      Dec.  15, 1994  183     780   Gen. 9080
Robert Rongione               Feb.  27, 1995  185       242           Gen. 9081
Beth Marie Ochsner et al Feb.  26, 1995  185     244   Gen. 9082
Village at Waterman Lake
   Limited Partnership        April 18, 1995  187        83           Gen. 9083

                          SOUTH KINGSTOWN

                                   Recorded in South Kingstown
                                          Land Records
                                   ---------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

South County Sand & Gravel    Oct.  25, 1993  529       315           Gen. 11,276
 Co., Inc.
Janette L. Gouvin             Oct.  28, 1993  529       318           Gen. 11,277
Alan G. Wild et al       Nov.   2, 1993  529     320   Gen. 11,278
Denison Associates       Sept. 21, 1993  522     478   Gen. 11,279
Thomas A. Champlin       Sept. 23, 1993  522     481   Gen. 11,280
Leonard John Lafreniere et al Nov.   5, 1993  532       254           Gen. 11,281
James A. Johnson              Nov.   8, 1993  532       259           Gen. 11,282
John D. Lillibridge      Nov.  13, 1993  532     261   GEN. 11,283
Phillip J. Allaire et al      Nov.  22, 1993  532       257           GEN. 11,284
John F. Jillett et al         Sept.  8, 1993  521       445           GEN. 11,285
Fakhrerazi Nikkhah et al Sept. 13, 1993  521     249   GEN. 11,286
South County Sand and         Sept.  7, 1993  521       251           GEN. 11,287
 Gravel Co. Inc.
Barbara Butler et al          Sept. 28, 1993  526        95           GEN. 11,288
Washington County
   Builders, Inc.             Oct.  21, 1993  526       477           GEN. 11,289
Wood Beam, Inc.               Oct.  21, 1993  526       479           Gen. 11,290

ames R. Briggs et al          Dec.  21, 1993  539       295           Gen. 11,291
Jon C. Boothroyd              Feb.  26, 1993  545        13           Gen. 11,292
Scot V. Hallbert et al        Mar.  24, 1994  549       105           Gen. 11,293

Paul H. Johnson et al         Mar.  25, 1994  549       103           Gen. 11,294

John V. McCloskey             May   10, 1994  555       115           Gen. 11,297
Anthony P. Pagluighi et al    Apr.  26, 1994  555         109         Gen. 11,298
Carole M. Elliott et al       May   20, 1994  557       470           Gen. 11,299
Lawson W. Durfee              June   1, 1994  558       345           Gen. 11,300
South County Hospital, Inc.   June   6, 1994  558       347           Gen. 12,201
Donald W. Jackson et ali June   6, 1994  558     353   Gen. 12,202
Donald W. Jackson et ali June   6, 1994  558     350   Gen. 12,203
Gertrude May             June   7, 1994  558     356   Gen. 12,204
James Kelley et al       June  22, 1994  561      71   Gen. 12,205
Alicia J. Palmer              June  20, 1994  561        73           Gen. 12,206
Terrence P. Donnelly et al    June  23, 1994  561        75           Gen. 12,207
Anthony G. Stanzione          July  18, 1994  565       115           Gen. 12,208
Devine Construction Co. Inc.  Aug.   1, 1994  565       117           Gen. 12,209
Weeden Farms Limited
     Partnership              Sept.  7, 1994  571       196           Gen. 12,210
Thomas Spath et al       Sept. 23, 1994  571     198   Gen. 12,211
M and S Development      Oct.   7, 1994  574     445   Gen. 12,212
Mabel S. Hempstead       Sept. 20, 1994  574     441   Gen. 12,213
Ellie and Rob Realty Corp.    Oct.  11, 1994  574       443           Gen. 12,214
Gerald Zarrella               Dec.  20, 1994  578       491           Gen. 12,215
Jane F. Stedman               Nov.  14, 1994  577       437           Gen. 12,216
Wakefield Mill Properties     Nov.   8, 1994  577       435           Gen. 12,217
James F. McKenna et ux        Jan.  11, 1995  581        74           Gen. 12,218
Wakefield Mill Properties     Jan.  24, 1995  581        76           Gen. 12,219
Jack Oliver                   Dec.  29, 1994  581        78           Gen. 12,220
Albert J. Greene              Jan.  12, 1995  581        72           Gen. 12,221

                             TIVERTON

                                   Recorded in Tiverton
                                       Land Records
                                   --------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Holly Brook LLC               Nov.  22, 1993 4136        23           Gen. 5487
Alfred Souza Mello et al      Nov.  22, 1993 4137        25           Gen. 5488
John Soares et ux             Feb.  15, 1994  313       312           Gen. 5489
William Enos             Mar.   2, 1993  379      98   Gen. 5490
Bradford Dowty           Feb.  12, 1993  379     100   Gen. 5491
Holly Brook LLC               Nov.  22, 1993 3250       209           Gen. 5492
Randy J. Lebeau et ux         Aug.   6, 1993  394       309           Gen. 5493
Harold G. Leahy               Sept. 27, 1994  432       380           Gen. 5494
Robert Brinkman               Oct.  27, 1994  432       382           Gen. 5495
Jack L. Hoover, Jr. et ux     July  22, 1993  391       295           Gen. 5496
Holly Brook, LLC              Oct.   4, 1994  432       251           Gen. 5497

                              WARREN

                                   Recorded in Warren
                                     Land Records
                                   ------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Market Street Land
     Corporation              Oct.  12, 1993  209       189           Gen. 174

State of Rhode Island and
   Providence Plantations     Aug.  15, 1994  226        82           Gen. 175
State of Rhode Island and
   Providence Plantations     Aug.  15, 1994  226        74           Gen. 176
Jacob's Point Homeowners
     Corporation              Sept. 15, 1994  227       200           Gen. 177
A. William Munro et al        Dec.  14, 1994  230       336           Gen. 178

                              WARWICK

                                   Recorded in Warwick
                                      Land Records
                                   -------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Appollo Real Estate           Oct.  22, 1993 2102       338           Gen. 7265
Greenwood Nursing Home, Inc.  Nov.  17, 1993 2116       243           Gen. 7266
Phillip Francis et al         Dec.  15, 1993 2133       244           Gen. 7267
Ranaldi Realty, L.L.C.        Sept. 14, 1993 2066       211           Gen. 7268
Paolina/Watson Associates     Sept. 10, 1993 2064       150           Gen. 7269
G&H Enterprises               Oct.  14, 1993 2084       153           Gen. 7270
K Mart Corporation       Dec.  22, 1993 2148      38   Gen. 7271
Dari Realty Associates        Dec.  17, 1993 2148        41           Gen. 7272
Frank Paolino            Jan.   6, 1994 2166     148   Gen. 7273
Tina M. Izzi             Sept. 27, 1993 2085     320   Gen. 7274
Janet E. MacLaughlan          Apr.  16, 1994 2205       334           Gen. 7275
Sparrows Point I Associates   June  22, 1994 2246       234           Gen. 7276
Centerville Builders, Inc.    Aug.  29, 1994 2271       170           Gen. 7277
Baker Commodities, Inc.       June  22, 1994 2247       206           Gen. 7278
A & R Properties Inc.         Oct.   7, 1994 2301       152           Gen. 7279
Val-Jan Inc.             Oct.  28, 1994 2301     154   Gen. 7280
Renaissance Development Corp. Nov.   1, 1994 2301       157           Gen. 7281
L-7 Inc.                 Sept. 27, 1994 2301     159   Gen. 7282
Cookson America, Inc.         Sept. 30, 1994 2301       163           Gen. 7283
Valerie T. Bechaz      (FEE)  Feb.   3, 1995 2334       307           RPT 82'
City of Warwick               Oct.  27, 1994 2313       103           Gen. 7284
Norwood Facilities, Inc. Dec.   7, 1994 2313     105   Gen. 7285

                             WESTERLY

                                   Recorded in Westerly
                                       Land Records
                                   --------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Anthony V. Selvidio et al     July  13, 1993  480       328           Gen. 11,844
Anthony V. Selvidio,Jr.et al  Aug.  31, 1993  480       330           Gen. 11,845
The Paul E. Trombino Memorial
 Foundation, Inc.             Jan.  11, 1994  502       215           Gen. 11,846
Leeward Realty Holding
   Corporation           Jan.  26, 1994  504     225   Gen. 11,847
Steven Artigas           Mar.   9, 1994  512     162   Gen. 11,848
Richard C. Vacca et al        May   22, 1994  519       319           Gen. 11,849
Elisa J. Zanella              Aug.   2, 1994  529        97           Gen. 11,850
Louis R. Zanella              Aug.   2, 1994  529        95           Gen. 11,851
Westerly Hospital             June  24, 1994  525        15           Gen. 11,852

Leeward Realty Holding
     Corporation              July  19, 1994  533       244           Gen. 11,853

                          WEST GREENWICH

                                   Recorded in West Greenwich
                                          Land Records
                                   --------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Mario Lubic                   Oct.   1, 1993   63       458           Gen. 1581
John Ruzzo et al              Oct.  20, 1993   64       333           Gen. 1582
Gary Johnson et al       Oct.  15, 1993   64     331   Gen. 1583
Kurt A. Wilcox et al          Feb.  18, 1994   65       632           Gen. 1584
Edward T. Greene et al        Aug.  31, 1994   67       806           Gen. 1585
Edward J. O'Brien et ali Sept. 15, 1994   68      14   Gen. 1586
Edward J. Overton Sr. et al   Nov.  17, 1994   68       759           Gen. 1587
Paul Vance Bishop et al       April 27, 1995   70         8           Gen. 1588

                           WEST WARWICK

                                   Recorded in West Warwick
                                         Land Records
                                   ------------------------

Grantors                 Date           Book    Page   Prop. No.
--------                 ----           ----    ----   --------

Virgil Lawrence et ux         Aug.  18, 1993  529       189           Gen. 8553
Hilltop Realty, Inc.          Dec.  23, 1993  550        26           Gen. 8554

Arthur Henault, Jr. et ux     Nov.  22, 1994  585       292           Gen. 8555
Robert B. Sorrell et ux       Feb.  17, 1995  587       146           Gen. 8556
Tara Food Services,
   Incorporated               Oct.  20, 1994  578        53           Gen. 8557

     ALL OF THE LAND AND RIGHTS IN LAND HEREINABOVE REFERRED TO IN THIS SCHEDULE OF PROPERTY ARE CONVEYED SUBJECT TO ALL RESTRICTIONS, RESERVATIONS, EXCEPTIONS, CONDITIONS AND AGREEMENTS SET FORTH OR REFERRED TO IN THE DEEDS HEREINABOVE MENTIONED AND THE DEEDS THEREIN REFERRED TO INSOFAR AS THE SAME ARE NOW IN FORCE AND APPLICABLE; AND THERE IS EXCEPTED FROM CERTAIN OR SAID RIGHTS SO MUCH THEREOF AS HAS BEEN TAKEN BY THE STATE OF RHODE ISLAND OR MUNICIPAL AUTHORITIES FOR HIGHWAY PURPOSES AND CERTAIN OF SAID RIGHTS ARE SUBJECT TO SUCH OTHER RIGHTS AND EASEMENTS AS WERE TAKEN BY GOVERNMENTAL AUTHORITIES; AND CERTAIN OF SAID RIGHTS AND EASEMENTS HEREINABOVE REFERRED TO ARE SUBJECT TO PRIOR LIENS, HOWEVER, SAID PRIOR LIENS WILL NOT INTERFERE WITH THE PROPER OPERATION OF THE COMPANY'S BUSINESS, AND THEIR EFFECT, IF ANY, UPON THE SECURITY OF THE INDENTURE MAY PROPERLY BE IGNORED; AND CERTAIN OF SAID RIGHTS HEREINABOVE REFERRED TO WERE CONVEYED TO THE NARRAGANSETT ELECTRIC COMPANY AND TO THE NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY JOINTLY.

     CERTAIN OF THE LANDS AND RIGHTS IN LANDS HEREINABOVE REFERRED TO IN THIS SCHEDULE OF PROPERTY AND CERTAIN OF THE LANDS AND RIGHTS IN LANDS INCLUDED AS MORTGAGED PROPERTY IN THE GRANTING CLAUSES OF THE ORIGINAL INDENTURE AND PRIOR SUPPLEMENTAL INDENTURES, INCLUDING SCHEDULES I THERETO, MAY BE SUBJECT TO THE RIGHTS OF THE PUBLIC AND THE STATE OF RHODE ISLAND UNDER THE PUBLIC TRUST DOCTRINE.

STATE OF RHODE ISLAND    )
                    ) SC.
COUNTY OF PROVIDENCE     )



     At Providence in said County on this 20th day of June, 1995, before me personally appeared the above named R. Nadeau, to me known and known by me to be the party executing in his capacity as Vice President for and on behalf of The Narragansett Electric Company, a corporation, the foregoing instrument and acknowledged said instrument by him so executed to be his free and voluntary act and deed and the free and voluntary act and deed of The Narragansett Electric Company, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal this 20th day of June, 1995.




                              By   Michael D. DiNezza
                                   Michael D. DiNezza, Notary Public
                                   My commission expires: June 28, 1995



                                                        [Notarial Seal]

STATE OF RHODE ISLAND   )
                        ) SC.
COUNTY OF PROVIDENCE    )



     At Providence in said County on this 20th day of June, 1995, before me personally appeared the above named Patrick Thebado, to me known and known by me to be the party executing in his capacity as Authorized Officer for and on behalf of Rhode Island Hospital Trust National Bank, a national banking association, the foregoing instrument and acknowledged said instrument by him so executed to be his free and voluntary act and deed and the free and voluntary act and deed of Rhode Island Hospital Trust National Bank, a national banking association, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal this 20th day of June, 1995.

[Notarial Seal]


                              By   Laurie C. Wilkins
                                   Laurie C. Wilkins, Notary Public
                                   My commission expires: June 25, 1995

     I, David J. Saggau, Assistant Secretary of The Narragansett Electric Company, a corporation duly organized under the laws of the State of Rhode Island and having its principal place of business in Providence, Rhode Island, HEREBY CERTIFY that at a special meeting of the stockholders of said corporation, duly called and held at 280 Melrose Street, Providence, Rhode Island, on June 9, 1995, by the affirmative action of the holders of all of the outstanding common stock of said corporation, being the only class of stock outstanding the holders of which were entitled to vote at said meeting, the following vote was duly adopted:

VOTED: That the form, terms, and provisions of the Supplemental Indenture to be dated as of June 1, 1995 from the Company, to Rhode Island Hospital Trust National, Bank, as Trustee (hereinafter in these votes called the Twenty-second Supplemental Indenture), supplementing and amending the Company's First Mortgage Indenture and Deed of Trust dated as of September 1, 1944, as supplemented and amended, and mortgaging, pledging, conveying, assigning, and transferring to said Bank, as Trustee, the property and rights and interests in property therein described for the security of the First Mortgage Bonds of the Company, substantially in the form presented to this meeting, are hereby approved; and the President and each Vice President are severally authorized in the name and on behalf of the Company to execute, under the corporate seal attested by the Secretary or Assistant Secretary, to acknowledge and to deliver, in as many counterparts as the officer so acting may deem advisable, an instrument in substantially the form of said supplemental indenture, the execution and delivery of such an instrument by any of said officers to be conclusive evidence that the same is authorized by this vote.

     I FURTHER CERTIFY that by the affirmative action of all the directors present, upon a motion duly made and recorded, at a regular meeting of the Board of Directors of said Company, duly called and held at 280 Melrose Street, Providence, Rhode Island, on March 28, 1995, at which meeting a quorum was present and acting throughout, the following vote was duly adopted:

VOTED: (i)  That the form, terms, and provisions of the supplemental indentures created for each additional series of New Bonds from the Company, to Rhode Island Hospital Trust National Bank, as Trustee, supplementing and amending the Company's First Mortgage Indenture and Deed of Trust dated as of September 1, 1944, as supplemented and amended, and mortgaging, pledging, conveying, assigning, and transferring to said Bank, as Trustee, the property and rights and interests in property therein described for the security of the First Mortgage Bonds of the Company, a form of which is presented to this meeting, and hereby ordered filed as Exhibit "E" with the minutes of the meeting are hereby approved; and the President and each Vice President are severally authorized in the name and on behalf of the Company to execute, under the corporate seal attested by the Secretary or an Assistant Secretary, to acknowledge and to deliver, in as many counterparts as the officer so acting may deem advisable, an instrument in substantially the form of supplemental indenture (with appropriate insertions of principal amounts, maturity dates, interest payment dates, provisions for redemption, and refunding provisions, and interest rates, as well as other terms and conditions for the specific series of New Bonds, and with such further modifications as the officers executing said supplemental indenture shall approve, such execution to be conclusive evidence of such approval); and the execution and delivery of such an instrument by any of said officers to be conclusive evidence that the same is authorized by this vote.

VOTED: (ii) That the Board of Directors considers the additions to, the covenants and agreements of the Indenture, as contained in the form of the supplemental indentures authorized by the preceding vote, to be for the protection of the holders of the Bonds outstanding under the Indenture and for the protection of the trust estate.

     AND I FURTHER CERTIFY that as appears from the records of said corporation R. Nadeau is Vice President of said corporation and duly authorized to execute in its name and on its behalf the foregoing Twenty-second Supplemental Indenture, dated as of June 1, 1995, that the foregoing Twenty-second Supplemental Indenture to which this certificate is attached is substantially in the form presented to and approved at said meetings; that the foregoing is a true and correct copy of the votes passed at said meetings respectively as recorded in the records of said corporation and that said votes remain in full force and effect without alteration.


     IN WITNESS WHEREOF I have hereunto subscribed my name as Assistant Secretary as aforesaid and have caused the corporate seal of said corporation to be hereto affixed this 20th day of June, 1995.


                                  David J. Saggau
[Corporate Seal]                       David J. Saggau, Assistant Secretary
                                  of THE NARRAGANSETT ELECTRIC COMPANY

                         RECORDING NOTE
          Schedule of cities and towns in Rhode Island
      in which the Twenty-second Supplemental Indenture of
               The Narragansett Electric Company
           dated as of June 1, 1995 has been recorded
     as a mortgage of real estate and financing statements have been filed as a security interest in fixtures


Barrington, R.I.                               Town Clerk's Office
Bristol, R.I.                                  Town Clerk's Office
Burrillville, R.I.                             Town Clerk's Office
Charlestown, R.I.                              Town Clerk's Office
Coventry, R.I.                                 Town Clerk's Office
Cranston, R.I.                                 City Clerk's Office
Cumberland, R.I.                               Town Clerk's Office
East Greenwich, R.I.                           Town Clerk's Office
East Providence, R.I.                          City Clerk's Office
Exeter, R.I.                                   Town Clerk's Office
Foster, R.I.                                   Town Clerk's Office
Glocester, R.I.                                Town Clerk's Office
Hopkinton, R.I.                                Town Clerk's Office
Johnston, R.I.                                 Town Clerk's Office
Lincoln, R.I.                                  Town Clerk's Office
Little Compton, R.I.                           Town Clerk's Office
Narragansett, R.I.                             Town Clerk's Office
North Kingstown, R.I.                          Town Clerk's Office
North Providence, R.I.                         Town Clerk's office
North Smithfield, R.I.                         Town Clerk's Office
Pawtucket, R.I.                                City Clerk's Office
Providence, R.I.                               City Clerk's Office
Richmond, R.I.                                 Town Clerk's Office
Scituate, R.I.                                 Town Clerk's Office
Smithfield, R.I.                               Town Clerk's office
South Kingstown, R.I.                          Town Clerk's Office
Tiverton, R.I.                                 Town Clerk's office
Warren, R.I.                                   Town Clerk's Office
Warwick, R.I.                                  City Clerk's Office
Westerly, R.I.                                 Town Clerk's Office
West Greenwich, R.I.                           Town Clerk's Office
West Warwick, R.I.                             Town Clerk's Office
Woonsocket, R.I.                               City Clerk's Office

     A financing statement was filed, as a security interest in personal property and fixtures, in the office of the Secretary of State of Rhode Island on June 20, 1995.